--------------------------------------------------------------------------------





                                  ANNUAL REPORT







 ===============================================================================

                                THE KENWOOD FUNDS

 ===============================================================================




                        The Kenwood Growth & Income Fund

                                 APRIL 30, 2000

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------




                                TABLE OF CONTENTS

                                                                       PAGE

Shareholder Letter...................................................... 1

Performance Summary..................................................... 2

Statement of Assets and Liabilities......................................3

Statement of Operations................................................. 4

Statements of Changes in Net Assets..................................... 5

Financial Highlights.................................................... 6

Schedule of Investments..................................................7-8

Notes to the Financial Statements........................................9-10

Report of Independent Accountants....................................... 11


                               NOTICE TO INVESTORS

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they insured by the Federal Deposit
      Insurance Corporation, the Federal Reserve Board or any other agency.
       An investment in the Fund involves risk, including possible loss of principal, due to fluctuation in the Fund's net asset value.




--------------------------------------------------------------------------------


May 31, 2000

Dear Fellow Shareholders:

For the 12 months ending April 30, 2000 investors saw the market swing back and forth with such volatility that diversification has again become the watchword of the industry. Growth and value returns began to converge as growth stocks took a turn for the worse beginning on March 10th, and value stock performance climbed for the first time in almost a year.

Winning stocks this fiscal year were Avnet, Sterling Software and Symantec, as well as CommScope, and The PMI Group, Inc. The first three are technology stocks that we bought when they were undervalued and they have since turned around. CommScope is a manufacturer of coaxial and computer cable that was spun off from General Instrument, a stock we once owned. The PMI Group, Inc. is a mortgage insurance company whose profits have increased steadily due to the strong housing market and lowered expenses. Underperforming stocks included Bergen Brunswig, Pactiv, Mattel and Sovereign Bancorp. Bergen Brunswig, Mattel and Sovereign Bancorp were unable to efficiently integrate new acquisitions during the period. Pactiv was a spinoff which is struggling to reduce costs and pass on higher plastic resin prices. We review underperforming companies to determine if you position should be eliminated or if the company remains attractive enough that we should take advantage of this opportunity to acquire more shares at lower costs.

Investor confidence continues to be tempered by interest rate worries, causing episodic fluctuations in overall market performance. Long term debt maturities are selling at yields below shorter term maturities, signaling that rates are likely to peak within 6 to 9 months. We believe that the Federal Reserve will raise rates again at the June Meeting and then hold once the summer political convention season begins. Flat or declining interest rates have historically been advantageous to value funds because they hold more securities that carry interest rate exposure.

The reports of the death of the "old economy" and of value style investing appear to be highly exaggerated. No one knows when a sustained value rally will occur; but the style pendulum has historically swung both ways. As long as we find good companies with sound management selling for lower valuations, we will consider them for our diversified portfolio. We strongly feel that our value style approach will bear fruit for those who have the patience and persistence.

We appreciate the confidence expressed by our shareholders.

Sincerely,



/s/ Barbara L. Bowles
Barbara L Bowles, CFA
President


================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================
PERFORMANCE SUMMARY
================================================================================

Total Returns

                Kenwood Growth  S&P MidCap      Russell Mid Cap
                & Income Fund    400 Index       Value Index
     Apr-96         10,000        10,000          10,000
     May-96         10,330        10,135          10,095
     Jun-96         10,390         9,983          10,106
     Jul-96          9,600         9,307           9,625
     Aug-96          9,850         9,844          10,028
     Sep-96         10,400        10,273          10,396
     Oct-96         10,290        10,303          10,670
     Nov-96         10,890        10,883          11,340
     Dec-96         10,815        10,895          11,292
     Jan-97         11,220        11,304          11,647
     Feb-97         11,372        11,211          11,844
     Mar-97         11,302        10,733          11,484
     Apr-97         11,352        11,013          11,773
     May-97         12,335        11,974          12,468
     Jun-97         12,660        12,310          12,930
     Jul-97         13,237        13,529          13,890
     Aug-97         13,308        13,513          13,727
     Sep-97         13,866        14,290          14,578
     Oct-97         13,450        13,668          14,135
     Nov-97         13,613        13,870          14,611
     Dec-97         14,086        14,409          15,171
     Jan-98         13,391        14,135          14,877
     Feb-98         14,672        15,305          15,870
     Mar-98         15,259        15,996          16,688
     Apr-98         15,400        16,288          16,594
     May-98         15,052        15,555          16,206
     Jun-98         15,357        15,653          16,258
     Jul-98         14,423        15,046          15,434
     Aug-98         11,990        12,246          13,264
     Sep-98         11,990        13,388          14,037
     Oct-98         12,946        14,585          14,946
     Nov-98         13,738        15,313          15,471
     Dec-98         13,856        17,163          15,941
     Jan-99         13,379        16,495          15,570
     Feb-99         12,948        15,631          15,227
     Mar-99         13,111        16,067          15,445
     Apr-99         14,717        17,335          16,908
     May-99         15,263        17,409          16,979
     Jun-99         15,624        18,341          17,172
     Jul-99         15,484        17,952          16,743
     Aug-99         14,821        17,336          16,164
     Sep-99         14,018        16,800          15,346
     Oct-99         13,786        17,657          15,799
     Nov-99         13,704        18,584          15,509
     Dec-99         14,276        19,688          15,925
     Jan-00         13,011        19,133          14,973
     Feb-00         12,589        20,472          14,347
     Mar-00         13,893        22,186          16,086
     Apr-00         13,791        21,412          16,150




                                                                 ANNUALIZED         ANNUALIZED         CUMULATIVE
                                            1 YEAR ENDED       3 YEARS ENDED     SINCE INCEPTION    SINCE INCEPTION
                    TOTAL RETURN           APRIL 30, 2000     APRIL 30, 2000       MAY 1, 1996        MAY 1, 1996
==========================================================================================================================
The Kenwood Growth & Income Fund               -6.29%              6.69%              8.36%             37.91%
Russell Midcap Value Index *                   -4.49%             11.11%             12.74%             61.53%
S&P MidCap 400 Stock Index *                   23.52%             24.82%             20.97%             114.15%
==========================================================================================================================

* The Standard & Poor's MidCap 400 Index (S&P MidCap) is a
  capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a weighted average market value of $4.7 billion as of April 30, 2000.
  The Russell Midcap Value Index measures the performance of small and mid-sized companies with lower price-to-book ratios and lower price-to-earnings ratios. This chart assumes an initial investment of $10,000 made on May 1, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive
  of future performance.   Investment return and principal value will fluctuate,
  so that your shares, when redeemed, may be worth more or less than the original cost.


================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000
--------------------------------------------------------------------------------



ASSETS:
      Investments, at value
         (Cost of $3,219,061)                              $3,060,289
      Income receivable                                         3,836
      Receivable for securities sold                            3,458
      Prepaid expenses                                          6,625
      Receivable from Adviser                                   8,596
                                                      ----------------
             Total assets                                   3,082,804
                                                      ----------------

LIABILITIES:
      Payable for securities purchased                         12,944
      Accrued expenses and other liabilities                   50,699
                                                      ----------------
             Total liabilities                                 63,643
                                                      ----------------

NET ASSETS                                                 $3,019,161
                                                      ================

NET ASSETS CONSIST OF:
      Capital stock                                        $3,364,510
      Undistributed net investment income                      25,444
      Accumulated net realized loss on investments           (212,021)
      Net unrealized depreciation on investments             (158,772)
                                                      ----------------
             Total net assets                              $3,019,161
                                                      ================

      Shares outstanding
             (unlimited amount of shares authorized)          279,853

      Net asset value and redemption price per share           $10.79
                                                      ================



                      SEE NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME:
      Dividend income                                                                                   $66,607
      Interest income                                                                                    13,035
                                                                                                  --------------
           Total investment income                                                                       79,642
                                                                                                  --------------

EXPENSES:
      Shareholder servicing fees                                                                         27,673
      Professional fees                                                                                  25,071
      Administration fees                                                                                25,067
      Investment advisory fees                                                                           24,876
      Fund accounting fees                                                                               22,070
      Federal and state registration fees                                                                16,521
      Custody fees                                                                                        9,026
      Distribution fees                                                                                   8,292
      Trustees' fees and expenses                                                                         7,521
      Reports to shareholders                                                                             2,507
      Other                                                                                               1,208
                                                                                                  --------------
           Total expenses before voluntary waiver and reimbursement                                     169,832
                 Less:  Voluntary waiver of expenses and reimbursement
                             from Adviser                                                              (136,664)
                                                                                                  --------------
           Net expenses                                                                                  33,168
                                                                                                  --------------

NET INVESTMENT INCOME                                                                                    46,474
                                                                                                  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                                   87,175
      Change in unrealized appreciation (depreciation) on investments                                  (364,507)
                                                                                                  --------------
           Net realized and unrealized loss on investments                                             (277,332)
                                                                                                  --------------

NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                                                       ($230,858)
                                                                                                  ==============



                      SEE NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              --------------     --------------
                                                                  Year               Year
                                                                  ended              ended
                                                              April 30, 2000     April 30, 1999
                                                              --------------     --------------
OPERATIONS:
      Net investment income                                         $46,474            $36,731
      Net realized gain on investments                               87,175             68,811
      Change in unrealized appreciation
      (depreciation) on investments                                (364,507)          (173,465)
                                                              --------------     --------------
          Net decrease in net assets from operations               (230,858)           (67,923)
                                                              --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from net investment income                      (34,426)           (29,079)
      Distributions from net realized gains                        (265,395)          (183,501)
                                                              --------------     --------------
          Total distributions                                      (299,821)          (212,580)
                                                              --------------     --------------

CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                     646,837            964,678
      Proceeds from shares issued to shareholders in
        reinvestment of dividends                                   299,460            211,962
      Cost of shares redeemed                                    (1,088,851)          (309,490)
                                                              --------------     --------------
          Net increase (decrease) in net assets resulting
               from capital share transactions                     (142,554)           867,150
                                                              --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (673,233)           586,647


NET ASSETS:
      Beginning of year                                           3,692,394          3,105,747
                                                              --------------     --------------
      End of year (including undistributed net investment
          income of $25,444 and $13,396, respectively)           $3,019,161         $3,692,394
                                                              ==============     ==============


                      SEE NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      --------------    -------------    --------------    -------------
                                                          Year              Year             Year              Year
                                                          ended            ended             ended            ended
                                                       April 30, 2000    April 30, 1999   April 30, 1998   April 30, 1997
                                                      ---------------------------------------------------------------------
SELECTED PER SHARE DATA1:
     NET ASSET VALUE, BEGINNING OF YEAR                      $12.65           $14.18            $11.20           $10.00
                                                      --------------    -------------    --------------    -------------

     INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                 0.17             0.14              0.09             0.14
         Net realized and unrealized gain
        (loss) on investments                                 (0.93)           (0.82)             3.82             1.21
                                                      --------------    -------------    --------------    -------------
              Total from investment operations                (0.76)           (0.68)             3.91             1.35
                                                      --------------    -------------    --------------    -------------

     LESS DISTRIBUTIONS:
         Distributions from net investment income             (0.13)           (0.12)            (0.10)           (0.10)
         Distributions from net realized gains                (0.97)           (0.73)            (0.83)           (0.05)
                                                      --------------    -------------    --------------    -------------
              Total distributions                             (1.10)           (0.85)            (0.93)           (0.15)
                                                      --------------    -------------    --------------    -------------

     NET ASSET VALUE, END OF YEAR                            $10.79           $12.65            $14.18           $11.20
                                                      ==============    =============    ==============    =============
TOTAL RETURN                                                 (6.29%)          (4.44%)           35.66%           13.52%

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of year                             $3,019,161       $3,692,394        $3,105,747       $1,270,602
     Ratio of net expenses to average net assets2             1.00%            1.00%             0.99%            0.92%
     Ratio of net investment income to average net assets2    1.41%            1.21%             0.97%            1.85%
     Portfolio turnover rate                                 88.73%           70.66%            73.27%           31.21%



1 INFORMATION PRESENTED RELATES TO A SHARE OF CAPITAL STOCK OF THE FUND
  OUTSTANDING FOR THE ENTIRE PERIOD.
2 WITHOUT VOLUNTARY EXPENSE REIMBURSEMENTS AND WAIVERS OF $136,664, $129,137,
  $127,451 AND $113,568, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 5.13%, 5.26%, 7.06% AND 26.06%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (2.72)%, (3.05)%, (5.10)% AND (23.29)%, RESPECTIVELY, FOR THE YEARS ENDED APRIL 30, 2000, APRIL 30, 1999,
  APRIL 30, 1998 AND APRIL 30, 1997.

                      SEE NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================
SCHEDULE OF INVESTMENTS - APRIL 30, 2000
--------------------------------------------------------------------------------

           SHARES                                                                                         VALUE

                      --------------------------------------------------------------------
                      COMMON STOCKS - 98.9%
                      --------------------------------------------------------------------
                      AUTOS & TRANSPORTATION - 2.5%
            1,090     AMR Corporation                                                                  $ 37,128
            1,020     FedEx Corporation *                                                                38,441
                                                                                              ------------------
                                                                                                         75,569
                                                                                              ------------------

                      BANKING/SAVINGS & LOANS - 9.6%
            2,001     Bank One Corporation                                                               61,030
            7,200     Colonial BancGroup, Inc.                                                           67,500
            2,484     FleetBoston Financial Corporation                                                  88,027
           10,520     Sovereign Bancorp, Inc.                                                            72,325
                                                                                              ------------------
                                                                                                        288,882
                                                                                              ------------------

                      BUSINESS SERVICES - 1.7%
            6,900     Modis Professional Services, Inc. *                                                52,181
                                                                                              ------------------

                      CONSUMER DISCRETIONARY - 2.9%
            4,805     American Greetings Corporation - Class A                                           87,090
                                                                                              ------------------

                      FINANCIAL SERVICES - 10.0%
            1,500     Concord EFS, Inc. *                                                                33,562
            2,000     Equifax, Inc.                                                                      48,875
            2,175     The PMI Group, Inc.                                                               105,352
            6,400     United Asset Management Corporation                                               115,200
                                                                                              ------------------
                                                                                                        302,989
                                                                                              ------------------

                      FOOD & BEVERAGES - 3.3%
            4,400     Wendy's International, Inc.                                                        98,450
                                                                                              ------------------

                      HEALTHCARE - 6.9%
            1,800     ALZA Corporation *                                                                 79,313
            3,300     Mallinckrodt, Inc.                                                                 88,687
            1,400     Ocular Sciences, Inc. *                                                            23,188
            1,000     VISX, Inc. *                                                                       15,813
                                                                                              ------------------
                                                                                                        207,001
                                                                                              ------------------

                      INTEGRATED OILS - 7.7%
            3,570     Occidental Petroleum Corporation                                                   76,532
            2,770     Ultramar Diamond Shamrock Corporation                                              68,558
            2,700     Unocal Corporation                                                                 87,244
                                                                                              ------------------
                                                                                                        232,334
                                                                                              ------------------

                      LEISURE & ENTERTAINMENT - 7.3%
            5,900     Brunswick Corporation                                                             113,205
            2,500     Hasbro, Inc.                                                                       39,844
            5,500     Mattel, Inc.                                                                       67,375
                                                                                              ------------------
                                                                                                        220,424
                                                                                              ------------------

                      MATERIALS & PROCESSING - 7.3%
              500     CommScope, Inc. *                                                                  23,750
            3,050     Fluor Corporation                                                                 102,366
           11,600     Pactiv Corporation *                                                               94,975
                                                                                              ------------------
                                                                                                        221,091
                                                                                              ------------------

                      PRINTING - 1.6%
            3,100     John H. Harland Company                                                            47,662
                                                                                              ------------------

                      PUBLISHING - 3.3%
            1,100     Knight-Ridder, Inc.                                                                53,969
            1,700     Meredith Corporation                                                               47,281
                                                                                              ------------------
                                                                                                        101,250
                                                                                              ------------------

                      REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.9%
            4,000     Arden Realty, Inc.                                                                 89,000
                                                                                              ------------------

                      RETAIL - 5.4%
            3,900     Borders Group, Inc.*                                                               61,913
            9,200     KMart Corporation *                                                                74,750
              600     The Limited, Inc.                                                                  27,113
                                                                                              ------------------
                                                                                                        163,776
                                                                                              ------------------

                      SECURITY SERVICES - 3.1%
            5,700     Pittston Brink's Group                                                             93,338
                                                                                              ------------------

                      TECHNOLOGY - 13.2%
            1,800     Adaptec, Inc. *                                                                    48,600
            1,200     Avnet, Inc.                                                                        94,350
            1,747     Computer Associates International, Inc.                                            97,479
            1,200     Diebold, Inc.                                                                      34,650
            2,200     Network Associates, Inc. *                                                         55,962
            1,305     Novell, Inc. *                                                                     25,611
              800     Seagate Technology, Inc. *                                                         40,650
                                                                                              ------------------
                                                                                                        397,302
                                                                                              ------------------

                      TRAVEL SERVICES - 1.9%
            1,659     Sabre Holdings Corporation *                                                       57,961
                                                                                              ------------------

                      UTILITIES - 8.3%
            3,310     Alliant Energy Corporation                                                         99,300
              500     CenturyTel, Inc.                                                                   12,944
            1,900     DTE Energy Company                                                                 61,987
            3,500     Northern States Power Company                                                      76,344
                                                                                              ------------------
                                                                                                        250,575
                                                                                              ------------------

                      TOTAL COMMON STOCKS (COST OF $3,145,647)                                        2,986,875

        Principal
           AMOUNT

                      --------------------------------------------------------------------
                      SHORT-TERM INVESTMENTS - 2.4%
                      --------------------------------------------------------------------
                      VARIABLE RATE DEMAND NOTES - 2.4%
          $62,339     Warner-Lambert Company, 5.76%                                                      62,339
           11,075     Wisconsin Corporate Central Credit Union, 5.83%                                    11,075
                                                                                              ------------------
                                                                                                         73,414
                                                                                              ------------------

                      TOTAL SHORT-TERM INVESTMENTS (COST OF $73,414)                                     73,414
                                                                                              ------------------

                      TOTAL INVESTMENTS - 101.3% (COST OF $3,219,061)                                 3,060,289
                      Liabilities, less Other Assets - (1.3%)                                           (41,128)
                                                                                              ------------------
                      TOTAL NET ASSETS - 100.0%                                                      $3,019,161
                                                                                              ==================


* NON-INCOME PRODUCING SECURITY.

                      SEE NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

      The Kenwood Growth & Income Fund (the "Fund") is a mutual fund created by The Kenwood Funds (the "Trust") which was organized as a business trust under the laws of Delaware on January 9, 1996. The Fund is the sole series issued by the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund commenced operations on May 1, 1996. The objective of the Fund is capital appreciation and current income.

2.  SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Debt securities maturing in 60 days or less are normally valued at amortized cost. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees.

b) Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c) Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees.

d) Distributions to Shareholders - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Other - Investment and shareholder transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.  CAPITAL SHARE TRANSACTIONS


            Transactions in shares of the Fund were as follows:

                                                          Year                          Year
                                                         ended                         ended
                                                     April 30, 2000                April 30, 1999
                                                     ---------------               ---------------
            Shares sold                                      50,840                        78,586
            Shares issued to owners in
              reinvestment of dividends                      26,954                        17,797
                                                     ---------------               ---------------
                                                             77,794                        96,383

            Shares redeemed                                 (89,903)                      (23,486)
                                                     ---------------               ---------------
              Net increase (decrease)                       (12,109)                       72,897



4.  INVESTMENT TRANSACTIONS

            The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended April 30, 2000, were as follows:

                                             Purchases          Sales

                                        ------------------------------
            U. S. Government                  --             --
            Other                           $2,734,604     $2,949,756

            At April 30, 2000, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

            Appreciation                                   $253,395
            (Depreciation)                                 (479,545)
                                                           ---------
            Net unrealized appreciation

              on investments                              ($226,150)
                                                          ----------

            At April 30, 2000, the cost of investments for federal income tax purposes was $3,286,439.

            The tax cost basis of the Fund's securities differs from the book cost primarily as a result of the deferral of losses relating to wash sale transactions and return of capital distributions from real estate investment trusts.

5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

            The Trust has entered into an investment advisory agreement with The Kenwood Group, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on the average daily net assets over $1 billion. The Adviser has voluntarily waived and reimbursed certain expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded the annual rate of 1.00% of the average net assets of the Fund, computed on a daily basis. The total amount of fees waived and reimbursed by the Adviser for the year ended April 30, 2000 was $136,664.

            The Trust has entered into a distribution agreement with AmeriPrime Financial Securities, Inc. (the "Distributor"). Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule.

6.  RELATED PARTIES

            Officers and Trustees of the Trust held 87,273 shares or 31.2% of the outstanding shares of the Fund as of April 30, 2000.


THE KENWOOD GROWTH & INCOME FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Kenwood Funds - The Kenwood Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Kenwood Funds - The Kenwood Growth & Income Fund (the "Fund") at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin
May 19, 2000